LONG TERM DEBT	12 Months Ended
Dec. 31, 2015
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
5.	LONG TERM DEBT

Credit Facility:
On December 19, 2013, the Company entered into a $60.0 million revolving credit facility ("Credit Facility") with a syndicate of lenders in order to secure available liquidity for general corporate purposes. Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin, and the Company pays a commitment fee on any undrawn amounts. The credit facility originally matured in December 2018.

In March 2015 the Company expanded its Credit Facility from $60.0 million to $150.0 million. The new maturity of the credit facility is March 2020.There are no repayment requirements before maturity on the Credit Facility.

Borrowings under the Credit Facility are currently secured by first priority mortgages on four of the Company's vessels and assignments of earnings and insurance. Under the Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum value adjusted amount of equity, and (ii) a minimum value adjusted equity ratio, and (iii) a minimum level of liquidity, and (iv) a positive working capital. The Credit Facility also includes customary events of default, including non-payment, breach of covenants, insolvency, cross defaults and material adverse change. The Company is permitted to pay dividends in accordance with its dividend policy so long as it is not in default.

In connection with the establishment and expansion of the Credit Facility the Company incurred $0.8 million and $1.2 million, respectively, in deferred financing cost.

At the end of 2015 and 2014 the Company had $47.0 million and $0.0 million drawn, and $103.0 million and $60.0 million available under its Credit Facility arrangement, respectively.

The Company was in compliance with its loan covenants as of December 31, 2015 and December 31, 2014.